UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2011
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee
Wisconsin		53209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 12, 2011, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s strategic review and 2012 outlook. This press release also contains information about the Company’s estimated financial results for the quarter and year ended September 30, 2011. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 12, 2011 reporting the Company’s strategic review and 2012 outlook.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Company’s Strategic Review and 2012 Outlook presentation for the analyst meeting held on October 12, 2011.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press release of Johnson Controls, Inc., dated October 12, 2011.

99.2	Strategic Review and 2012 Outlook presentation to analysts on October 12, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

October 12, 2011	By:	/s/ Brian J. Stief

		Name:	Brian J. Stief
		Title:	Vice President and
Corporate Controller